

SilverBow Resources Corporate Presentation

November 2023

SilverBow
RESOURCES®

Forward-Looking Statements







THE PRESENTATION MATERIAL INCLUDED herein which is not historical fact constitutes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements, opinions, forecasts, scenarios and projections relate to, among other things, the long-term objectives of SilverBow Resources, Inc. ("SilverBow" or the "Company"), anticipated benefits of the acquisition from SilverBow's acquisition of Chesapeake's oil and gas assets in South Texas (the "Chesapeake South Texas assets"), estimates of future commodity prices and operating and capital costs and expenditures, services costs, impact of inflation, levels and costs of drilling activity, free cash flow and cash flows, Adjusted EBITDA, future productions and reserves, including the present value thereof, of the Company and the Chesapeake South Texas assets, estimated liquidity, leverage ratio, availability of capital and return of capital and assumptions as to future hydrocarbon prices, operating results, internal rates of return, net asset values, drilling schedules and potential growth rates of reserves and productions, all of which are forward-looking statements. These forward-looking statements are generally accompanied by words such as "could," "believe," "anticipate," "intend," "estimate," "budgeted," "guidance," "forecast," "expect," "may," "continue," "potential," "plan," "project," "should" and similar expressions, although not all forward-looking statements, contain such identifying words. Although SilverBow believes that such forward-looking statements are reasonable, the matters addressed represent management's expectations or beliefs concerning future events, and it is possible that the results described in this presentation will not be achieved. These forward-looking statements are based on current expectations and assumptions and are subject to a number of risks and uncertainties, many of which are beyond the Company's control, which could cause actual results to differ materially from the results and long-term strategic objectives discussed in the forward-looking statements, including among other things: further actions by the members of the Organization of the Petroleum Exporting Countries, Russia and other allied producing countries with respect to oil production levels and announcements of potential changes in such levels; risks related to the Chesapeake South Texas assets, including the timing, cost or financing of and the ability to obtain any necessary consents or approvals for such acquisition; volatility in natural gas, oil and NGL prices; ability to obtain permits and government approvals; our borrowing capacity, future covenant compliance; cash flow and liquidity, including our ability to satisfy our short- or long-term liquidity needs; amount, nature and timing of capital expenditures; timing, cost and amount of future production of oil and natural gas; availability and cost for transportation and storage of oil and natural gas; general economic and political conditions, including inflationary pressures, interest rates, a general economic slowdown or recession, instability in financial institutions, political tensions and war; the severity and related duration of world health events, including health crises and pandemics and related disruptions and operational challenges; our ability to execute on strategic initiatives; risk management activities, including hedging strategy; counterparty and credit market risk; pending legal and environmental matters, including potential impacts on our business related to climate change and related regulations; actions by third parties, including customers, service providers and shareholders; current and future governmental regulation and taxation of the oil and natural gas industry; and other factors discussed in the Company's reports filed with the Securities and Exchange Commission ("SEC"), including its Annual Report on Form 10-K for the year ended 12/31/22 ("Form 10-K"), and subsequent quarterly reports on Form 10-Q and current reports on Form 8-K.

All forward-looking statements speak only as of the date of this presentation. You should not place undue reliance on these forward-looking statements. We undertake no obligation to publicly release the results of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of the presentation or to reflect the occurrence of unanticipated events, except as required by law.

CAUTIONARY NOTE Regarding Potential Reserves Disclosures – Current SEC rules regarding oil and gas reserve information allow oil and gas companies to disclose proved reserves, and optionally probable and possible reserves that meet the SEC's definitions of such terms. In this presentation, we refer to estimates of resource "potential" or "EUR" (estimated ultimate recovery quantities) or "IP" (initial production rates) or other descriptions of volumes potentially recoverable, which in addition to reserves generally classifiable as probable and possible include estimates of reserves that do not rise to the standards for possible reserves, and which SEC guidelines strictly prohibit us from including in filings with the SEC. Investors are urged to consider closely the oil and gas disclosures in our Form 10-K and other reports and filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and are subject to greater uncertainties, and accordingly the likelihood of recovering those reserves is subject to greater risk.

THIS PRESENTATION has been prepared by the Company and includes market data and other statistical information from sources believed by it to be reliable, including peer company public disclosure, independent industry publications, government publications or other published independent sources. Some data is also based on the Company's good faith estimates, which is derived from its review of internal sources as well as the independent sources described above. Although the Company believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness.

THIS PRESENTATION includes information regarding our current drilling and completion costs and historical cost reductions. Future costs may be adversely impacted by increases in oil and gas prices which results in increased activity. THIS PRESENTATION references non-GAAP financial measures, such as EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Leverage Ratio, Cash General and Administrative Expenses, Free Cash Flow, Net Debt to EBITDA, re-investment rate, return on capital employed ("ROCE") and PV-10. SilverBow believes these metrics and performance measures are widely used by the investment community, including investors, research analysts and others, to evaluate and useful in comparing investments among upstream oil and gas companies in making investment decisions or recommendations. These measures, as presented, may have differing calculations among companies and investment professionals and may not be directly comparable to the same measures provided by others. A non-GAAP measure should not be considered in isolation or as a substitute for the related GAAP measure or any other measure of a company's financial or operating performance presented in accordance with GAAP. Please see the Appendix to this presentation for more information regarding the non-GAAP measures in this presentation. Non-GAAP measures should not be considered in isolation or as a substitute for related GAAP measures or any other measure of a Company's financial or operating performance presented in accordance with GAAP.

THIS PRESENTATION includes information regarding SilverBow's PV-10 as of 12/31/22 using NYMEX pricing as of 9/30/23, except as otherwise indicated. We also include information regarding the Chesapeake South Texas asset's PV-10 as of 2/1/23 using strip pricing as of 8/4/23. PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. The Company's calculation of PV-10 using SEC prices herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes rather than after income taxes using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The Company's calculation of PV-10 using SEC prices should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC.

SilverBow RESOURCES®

SilverBow Investment Highlights

SBOW LISTED NYSE

Pure Play E&P	Established operator with deep technical experience and in-basin knowledge
Balanced Commodity Mix	Inventory provides optionality in capital allocation based on prevailing commodity prices
Exposure to Premium Markets	Competitive advantage from exposure to favorable Gulf Coast pricing
Focus on Costs & Margins	Peer-leading cost structure with relentless focus on margins and capital efficiency
Returns Driven	Maximize return on capital investments through repeatable execution and financial discipline

Attractive investment opportunity with a focus on long-term shareholder value

Company Overview

SilverBow RESOURCES®

Strategic Aim Targeted Results

SilverBow is an independent oil and gas company with operations spanning all commodity phase windows of the Eagle Ford and Austin Chalk in South Texas


Legend
SilverBow Acreage

Corporate Profile

DISCIPLINE	Ability to allocate capital across a diversified commodity base
EXECUTION	Track record of solid well results and free cash flow generation
PRICING	Infrastructure proximity to favorable Gulf Coast markets
EFFICIENCY	Focus on reducing costs to maximize margins and returns
FLEXIBILITY	Balance sheet provides financial and operational flexibility
LEADERSHIP	Proven management team with substantial experience in the play

NYSE Symbol	SBOW
Market Capitalization(1)	$853 million
Enterprise Value(1)	$1.5 billion
PD PV-10 Value(2)	$1.4 billion
3Q23 Production	357 MMcfe/d
3Q23 Production Mix	61% Gas
YE22 Proved Reserves(2)	2,122 Bcfe
% Proved Developed	42%
Net Acreage(3)	180,000

Committed to delivering financial and operational excellence

(1) Refer to Appendix for calculation of Market Capitalization and Enterprise Value
(2) PV-10 based on SilverBow's YE22 audited reserves and NYMEX strip pricing as of 9/30/23
(3) Acreage position as of 9/30/23

Delivering on 2023 Objectives

SBOW LISTED NYSE

RECENT HIGHLIGHTS

Differentiated Growth Strategy

- *3Q23 total production of 357 MMcfe/d; ~20% increase Y/Y*
- *3Q23 oil production of 15.3 MBbls/d; ~80% increase Y/Y*
- *FY23 production guidance implies ~25% annual growth from FY20*

Cash Flow and Leverage

- *3Q23 Adj. EBITDA of $141MM; highest quarterly EBITDA to date*
- *3Q23 FCF of $18MM; raising FY23 FCF guide to $20-$40MM*
- *Reduced total debt by $78MM Q/Q; leverage reduced to 1.34x*

Transformative Acquisition

- *Announced acquisition of Chesapeake assets for $700MM*
- *Adds ~300 locations and 32 MBoe/d in strategic focus area*
- *Expecting closing in 4Q23; will update guidance upon close*

Capital Efficiencies

- *Drilling cost deflation across casing and rig rates (down ~20%-30%)*
- *Completed 10% more stages/d YTD vs. FY22 (same store basis)*
- *Re-affirmed FY23 capex budget range of $400-$425MM*

Increasing Liquids Exposure

- *700+ premium locations support over 10 years of inventory life*
- *Oil locations comprise ~70% of future drilling opportunities*
- *Continue to add Austin Chalk locations through delineation success*
- *3Q23 production mix ~40% liquids vs. ~30% in 3Q22*

SilverBow's Long-Term Strategy

SBOW
LISTED
NYSE

ROBUST GROWTH

~25%	0.5 Bcfe/d
Annual production & EBITDA growth	*Key scale target*

Delivering differentiated growth through the drill-bit and acquisitions while living within cash flow

PORTFOLIO EXPANSION

10+ Yrs	50/50
Premium inventory life	*Liquids / gas production mix*

Maintaining over a decade of high return locations across a balanced commodity mix to maximize future returns

CORPORATE EFFICIENCY

20%+	75%+
Return on capital employed	*EBITDA margin*

Relentless focus on low-cost structure and G&A per Mcfe delivers best-in-class cash margins and ROCE across commodity cycles

BALANCE SHEET STRENGTH

<1.0x	2026
Leverage target	*Nearest debt maturity*

Extended debt maturity runway provides optionality to paydown debt, re-invest towards growth and return cash to shareholders

Multi-year strategy holds through cycles and drives differentiated shareholder value



Transaction Update

Strategic Acquisition of Chesapeake South Texas Assets

SBOW
LISTED
NYSE

On August 14th, SilverBow announced an agreement to acquire the remaining oil and gas assets in South Texas held by Chesapeake

- ✓ $700 million[(1)] purchase price, including a $50 million deferred payment; initial $650 million cash consideration expected to be funded with cash on hand, RBL facility, amended second lien notes and proceeds from the equity offering[(2)]
- ✓ Fully committed credit facility upsized to $1.2 billion provides ample liquidity at close. In the event the Chesapeake South Texas Acquisition does not close, the amendments to the RBL facility and second lien notes will not be executed
- ✓ Acquisition is expected to close by YE23 with an effective date of 2/1/23

Key Acquisition Highlights

- ✓ Adds ~42,000 net acres in Dimmit and Webb counties across the highly prolific, liquids-rich window of South Texas
- ✓ Production of 32 MBoe/d (~60% oil/NGLs) for third quarter of 2023
- ✓ ~$850 million of PDP PV-10 reserves value[(3)] compared to the $700 million purchase price
- ✓ ~300 additional high-confidence drilling locations across the Austin Chalk and Eagle Ford formations which will immediately compete for capital

(1) Deferred Payment: $50MM due 12 months post-closing; Contingent Payment: Up to an additional $50MM payable 12 months post-closing. $25MM if the WTI oil spot price averages between $75/Bbl to $80/Bbl during the 12 months post-closing, $50MM if the WTI oil spot price averages over $80/Bbl during the 12 months post-closing
(2) Pending completion of the Chesapeake South Texas acquisition, proceeds will be used to repay borrowings under SBOW's existing credit facility and for general corporate purposes. The closing of the offering is not conditioned on the consummation of the Chesapeake South Texas acquisition
(3) Based on management's estimates of reserve volumes and values based on a 2/1/23 effective date and NYMEX strip pricing as of 8/4/23

South Texas Acquisition Transaction Rationale

SBOW LISTED NYSE

Compelling Strategic Fit That Significantly Enhances Scale

- *Materially expands footprint with 42,000 contiguous, operated net acres in South Texas core (100% operated)*
- *Asset produced 32 MBoe/d of liquids-weighted production for 3Q23*

Expected to be Accretive to Significant Financial Performance Metrics

- *Expected to be accretive to cash flow per share and free cash flow per share*
- *Expected to be acquired at less than PDP PV-10 with significant free cash flow generation*

Supplements High Return Inventory

- *Provides ~300 high-confidence locations[(1)], including >200 locations that generate a 40%+ IRR*
- *Fortifies 10+ years of inventory life with balanced hydrocarbon mix across the Eagle Ford and Austin Chalk*

Enhances Capital Efficiency and Margins

- *Expected to increase SilverBow's free cash flow and lower SilverBow's re-investment rate*
- *Adds critical scale to enhance operating and capital efficiency synergies*

Maintains Balance Sheet Strength

- *Continue to target long-term conservative leverage profile of ~1.0x*
- *Expected to provide accelerated debt reduction and a path to a return of capital strategy*

Positioned for Further Consolidation

- *Scale and strong balance sheet positions SilverBow for additional strategic acquisitions and bolt-ons*
- *Track record of execution in geographically-advantaged, capital efficient basin*

Source: SilverBow internal model estimates as adjusted by SilverBow management pro forma for acquisition and equity issuance.
Note: See Appendix for disclaimers regarding non-GAAP measures
(1) SilverBow management estimate of locations across all reserve categories at $70/Bbl and $3.50/MMBtu

SBOW LISTED NYSE

Track Record of South Texas Acquisitions


Eagle Ford Shale Play
Black Oil
Volatile Oil
Condensate
Wet Gas
Dry Gas
Zavala
Frio
Atascosa
Dimmit
La Salle
McMullen
Live Oak
Bee
Webb
Duval
Caldwell
Lavaca
De Witt
N
0 5 10 20 Miles
SilverBow RESOURCES®
SilverBow
Acquired Assets
Private Co.
Post Oak
Teal
SandPoint
Sundance
Arkoma
Undisclosed
Chesapeake

Acquisition Highlights[(1)]

Key Statistic	Private Co.	Post Oak	Teal	SandPoint	Sundance	Arkoma	Undisclosed	Chesapeake	Total
Closed Date	Aug-21	Oct-21	Nov-21	May-22	Jun-22	Aug-22	Oct-22	Est. 4Q23	--
Total Consideration ($MM)	~$24 (cash & stock)	~$33 (all stock)	~$75 (cash & stock)	~$71 (cash & stock)	~$354 (cash & stock)	~$35 (cash)	~$87 (cash)	~$700 (cash)	~$1,400 (cash & stock)
Net Acres	848	41,000	17,000	26,600	39,000	500	5,000	42,000	~172,000
Net Production (Boe/d)	~1,667 (Apr-21)	~1,580 (Jun-21)	~2,500 (May-21)	~4,650 (May-22)	~11,100 (Jan-22)	~1,480 (Mar-22)	~1,100 (Jun-22)	~32,000 (3Q23)	~56,000
Production Mix	100% gas	39% liquids	71% liquids	30% liquids	84% liquids	100% gas	44% oil	60% liquids	58% liquids
PDP Wells (WI / NRI)	12 (16%/12%)	21 (100%/75%)	111 (56%/42%)	18 (96%/72%)	239 (83%/64%)	6 (80%/75%)	64 (70%/62%)	~500 (60%/44%)	~971
Net Locations	17	25+ oil / 75+ gas	100+	~44	~155	5	43	~300	~764

(1) Figures based on acquisition announcement

Preeminent South Texas Position

Combined Asset Highlights

- Regional activity by major operators prioritizes near-term Austin Chalk development
- Austin Chalk performance continues to support high-return, repeatable development in the region
  - >100 localized liquids-weighted Austin Chalk wells brought online since 2021 demonstrate confidence and capital return quality

Strong Performance Across Commodity Focus Areas(1)

6 Month Cumulative Production


100
50
0
MBo
Chesapeake
Play Leading Peers
3,000
1,500
0
MMcf
SilverBow
Play Leading Peers

Premier Austin Chalk Position in the South Texas Core


~60,000 net acres spanning the highly economic western Austin Chalk focus areas
Dimmit
La Salle
Webb
Mexico
Lewis Energy Group
SM
eog resources
SBOW + CHK
Liquids Weighted
Gas Weighted
Austin Chalk Well
Hz. Rig (8/9)

SBOW positioned to be a leader in Austin Chalk development

Source: Enverus, Company filings and presentations
(1) Normalized to 10,000 foot lateral length



Operations Update

Disciplined 2023 Budget

Objectives

2-RIG OIL DRILLING PROGRAM

~90% of 2023 D&C budget allocated to oil development; drives oil production ~100% higher Y/Y and maximizes cash flows

DEVELOP, DELINEATE & OPTIMIZE

Enhance cost synergies from acquisitions. Strong performance from recent Austin Chalk wells adds inventory locations

REMAIN FLEXIBLE

Core tenet of strategy. Oil focused development YTD 2023; one rig currently drilling Webb County Gas as expected during 4Q23

Capital Budget


Central Oil
Eastern Extension
Western Condensate
Webb County Gas
Facilities, Land & Other
$400-$425 MM
40%
23%
14%
10%
13%

4Q23 Preview

OPERATIONS

2 rigs drilling across oil and gas acreage

~9 net wells drilled in the quarter

CAPEX

~$80-$90MM in Capex

D&C efficiencies YTD allow for additional completion spend near YE23

ACQUISITION

Expected to close in 4Q23

Adds significant inventory and FCF

Committed financing expands liquidity

FY23 Outlook

PRODUCTION

~25% growth Y/Y driven by liquids

Liquids to comprise ~40% of total production mix in 4Q23

CAPEX

2-rig program throughout 2023

Multiple levers to adjust D&C cadence and spend

CASH FLOW

>90% hedged on gas production

Increasing FY23 FCF guidance to $20-$40MM

Delivering on 2023 production growth and increasing FY23 FCF guidance

Note: 4Q23 and FY23 based on standalone SilverBow only; Contribution from Chesapeake acquisition not included in guidance

Contiguous Acreage Allows For Development Flexibility


Legend
SilverBow
Phase Windows
Black Oil
Volatile Oil
Condensate
Wet Gas
Dry Gas
A
B
C
D
E
F
Zavala
Frio
Atascosa
Karnes
McMullen
Dilley
Dimmit
La Salle
Live Oak
Webb
Duval
Fayette
Gonzales
Lavaca
De Witt
Pro forma acreage position ~84% HBP
19%
27%
8%
8%
14%
24%
~222,000 Net Acres

A	B	C	D	E	F
Chesapeake Acquisition	**Webb County Gas**	**Western Condensate**	**Central Oil**	**Southern Eagle Ford**	**Eastern Extension**
Net Acres: 42,000	Net Acres: 19,000	Net Acres: 31,000	Net Acres: 54,000	Net Acres: 59,000	Net Acres: 17,000
WI: 60%	WI: 85%	WI: 73%	WI: 89%	WI: 98%	WI: 96%
% Liquids: ~60%	% Gas: 100%	% Liquids: 74%	% Liquids: 87%	% Gas: 74%	% Liquids: 73%
Gross Locations: 300+	Gross Locations: 200	Gross Locations: 115	Gross Locations: 260	Gross Locations: 20	Gross Locations: 125
	2023 Capex: $45MM	2023 Capex: $55MM	2023 Capex: $165MM		2023 Capex: $95MM

SBOW has assembled 10+ years of core inventory across balanced commodity mix

Note: As of 9/30/23. Commodity mix based on remaining inventory. Chesapeake Acquisition (Area A) expected to close in 4Q23
Note: 2023 Capex reflects D&C capital only. No 2023 D&C capital allocated to Chesapeake acquisition post-close
Note: Gross locations per management estimate, includes all reserve categories. Chesapeake acquisition based on management estimates

SBOW LISTED NYSE

Top-Tier Performance Across Balanced Commodity Mix

Recent Gas Well Results

1. **Fasken AC**
   4 Well Pad
   30-day rate: 66 MMcf/d
   100% Gas

2. **Fasken EF / AC**
   3 Well Pad
   30-day rate: 35 MMcf/d
   100% Gas

3. **La Mesa II**
   6 Wells
   30-day rate: 84 MMcf/d
   100% Gas

4. **Rio Bravo AC**
   Single Well
   30-day rate: 13 MMcf/d
   100% Gas

5. **San Roman**
   2 Wells
   30-day rate: 28 MMcf/d
   100% Gas

6. **Otto**
   Single Well
   30-day rate: 12 MMcf/d
   100% Gas



SilverBow
Chesapeake
Phase Window
Black Oil
Volatile Oil
Condensate
Wet Gas
Dry Gas
Kendall
Comal
Caldwell
Fayette
Bandera
Guadalupe
Bexar
Medina
Gonzales
Lavaca
Wilson
De Witt
Zavala
Frio
Atascosa
Victoria
Maverick
Goliad
Bee
Live Oak
Refugio
Webb
Aransas
San Patricio
Duval
Jim Wells
Nueces

Recent Oil Well Results

1. **Bethune**
   2 Well Pad
   30-day rate: 2,152 Boe/d
   82% Oil

2. **Guy Phillip EF / AC**
   4 Well Pad
   30-day rate: 4,349 Boe/d
   82% Oil

3. **Koerth EF / AC**
   3 Well Pad
   30-day rate: 2,135 Boe/d
   81% Oil

4. **James Keith Esse**
   2 Well Pad
   30-day rate: 1,541 Boe/d
   82% Oil

5. **Evans**
   3 Well Pad
   30-day rate: 2,677 Boe/d
   26% Oil

6. **Hoermann-Kolm EF / AC**
   2 Well Pad
   30-day rate: 2,502 Boe/d
   73% Oil

Recent Condensate Well Results

1. **Faith Sandy Dim M EF**
   3 Well Pad
   30-day rate: 4,610 Boe/d
   69% Oil

2. **PGE Browne S EF / AC**
   8 Well Pad
   30-day rate: 11,290 Boe/d
   54% Oil

3. **Gates TR1 G AC**
   2 Well Pad
   30-day rate: 2,025 Boe/d
   57% Oil

Well positioned to capitalize on commodity mix within the same basin

Note: SilverBow and Chesapeake South Texas acreage position as of 9/30/23

Oil Development

SBOW LISTED NYSE

Map – SilverBow Wells & Offset First 12 Month Cum > 120 MBo of Oil



First 12 Mo Oil Cum 120+ (MBo)
SilverBow
Other Operators
SilverBow Recent Wells
Evans
Guy Phillip
Koerth
James Keith
ARN
Bethune
SilverBow PDP
Zavala
Frio
Atascosa
Karnes
Dimmit
La Salle
McMullen
Live Oak
Bee
Central Oil
Western Condensate
Guy Phillip
Koerth
James Keith
Bethune
ARN
Evans

Commentary

	Central Oil	Western Condensate
Drilling Locations	260	115
Average Lateral Length (ft)	6,600'	8,000'
Type Curve EUR	315 MBoe	490 MBoe
% Liquids	81%	64%
Average Gross Well Cost ($MM)	$6.3	$7.8

~50% of 2023 capital allocated to accelerating oil development in Central Oil and Western Condensate

Average Daily Production[(1)]



(MBoe/d)
Evans
James Keith
Guy Phillip
Koerth
ARN
Bethune
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Average Type Curve
0
20
40
60
80
100
120
140
160
180
Producing Days

(1) Normalized to 7,500 ft; 3-day moving average

Liquids-Rich Eastern Extension

SBOW LISTED NYSE

Commentary

- ~17,000 net acre consolidated acreage position across DeWitt, Lavaca and Gonzales counties
  - High rate of return Eagle Ford inventory with both SilverBow and offset operators consistently achieving first 12 months cum production > 120 MBo of oil
- SilverBow's 2023 program plans to develop 10 wells to further delineate the Eagle Ford and Austin Chalk horizons

SilverBow brought online a two-well pad which produced a 30-day average of 2,500 Boe/d (73% oil) with an average lateral length of 7,660 feet

Key Asset Statistics

Drilling Locations	125
Average Lateral Length (ft)	7,000'
Type Curve EUR	530 MBoe
% Liquids	67%
Average Gross Well Cost ($MM)	$9.0

Map – First 12 Month Cum > 120 MBo of Oil



First 12 Mo Oil Cum 120+ (MBo)
SilverBow
Other Operators
Fayette
Gonzales
Lavaca
De Witt
Gonzales
Eagle Ford Well
6 Mo Oil Cum ~165 MBo
Lavaca
DeWitt
SilverBow PDP
SilverBow New PDP

Webb County Austin Chalk

Commentary

- Successfully completed over 13 Austin Chalk wells including co-development and infill-development with Eagle Ford wells
- Over 75 Austin Chalk locations remain to be developed in Webb County
- Austin Chalk wells delivering IPs of 10-20 MMcf/d

Resuming D&C activity at year-end 2023; ample runway for further Austin Chalk development with strong results across acreage position

Map


Webb
FASKEN STATE 202H
FASKEN STATE 203H
FASKEN STATE 204H
FASKEN STATE 205H
FASKEN STATE 206H
FASKEN STATE 207H
RIO BRAVO STATE 201H
FASKEN STATE 201H
RIO BRAVO STATE 202H
LA MESA RANCH 201H
LA MESA RANCH 202H
LA MESA RANCH 203H
SAN ROMAN 201H
5 mi

Key Asset Statistics

Drilling Locations	75+
Average Lateral Length (ft)	8,200
Type Curve EUR	14-18 Bcfe
% Gas	100%
Average Gross Well Cost ($MM)	$6.5 - $9.5

Daily Production(1)


(MMcf/d)
20
16
12
8
4
0
Average Type Curve
0
50
100
150
200
250
Producing Days

(1) Normalized to 7,500 ft; 3-day moving average, excludes three wells impacted in early time by gas curtailment issues

Managing Current Operating Environment

SBOW
LISTED
NYSE

Inflation Mitigation Efforts

- Continuing to experience added operational efficiencies from continued gains in scale, planning and overall process management
- Unit cost management and scale-driven partnerships further leverage deflationary effects in foreseeable vendor market
- Continued cycle-time improvements across all functional activities

Labor Practices

- Labor market for services and field operations improving but continues to be tighter than expected. As top-line costs deflate, select service providers continue to experience increased labor and training costs which are expected to moderate
- Progressing BBS training efforts to help support service providers due to inexperience and turnover

Service Company Availabilities and Capabilities

- **Drilling:** Rig needs and ancillary equipment/services actively managed through 2024
- **Completion**: Frac spread needs and ancillary services managed through 2024 with discretionary terms and performance metrics
- Performance-driven service contracts utilized to drive efficiency gains from both local and regional vendor-partners

Inventory Procurement

- Sourced 100% of casing and tubular goods through ’24 via multiple vendors
- Sourced regional sand along with other ancillary and logistical support through ‘24
- Continue utilizing a unit cost and process management program that forecasts possible supply constraints/interruptions and ensures delivery of competitive, best-in-class pricing for critical goods and services

Managing market dynamics with commercial outcomes



Finance Update

Financial Discipline is Integral to Strategy

SBOW LISTED NYSE

- **Maintain strong balance sheet**
  - Active hedging program to protect returns and minimize downside exposure
  - Working capital management
  - No near-term debt maturities
- **Relentless focus on driving down costs**
  - Minimize borrowing costs and financial leakage
- **Disciplined capital allocation**
  - Align capital structure with business model
  - Acute focus on full-cycle returns
  - Strategic business planning across wide range of pricing and operational scenarios
- **Continued debt paydown**
  - Target leverage ratio <1.0x

Conservative Leverage Ratio & Balance Sheet[(1)]

Maintaining low leverage while growing via acquisitions



3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
2.5x
2.1x
1.9x
1.7x
1.3x
1.2x
1.4x
1.3x
1.4x
1.4x
1.6x
1.3x
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23

Debt Maturity Schedule[(2)]

No near-term debt maturities



($MM)
$600
$500
$400
$300
$200
$100
$0
Credit Facility $498
2nd Lien $150
2022
2023
2024
2025
2026

Expect to continue to reduce revolver borrowings and leverage ratio

Note: Borrowing base amount reflects latest redetermination
(1) Total Debt / LTM Adjusted EBITDA for Leverage Ratio
(2) Credit facility drawn and second lien outstanding as of 9/30/23

Track Record of Performance

SBOW LISTED NYSE

Production



(MMcfe/d)
(% Gas)
400
320
240
160
80
0
100%
80%
60%
40%
20%
0%
250
226
238
299
315
304
330
357
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
Actuals
% Gas

Oil & Gas Sales



($MM)
($/Mcfe)
$300
$250
$200
$150
$100
$50
$0
$15.00
$12.00
$9.00
$6.00
$3.00
$0.00
$151
$130
$183
$242
$199
$140
$126
$174
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
Oil & Gas Sales
Per Unit

Cash G&A, Net



($MM)
($/Mcfe)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$5.7
$3.7
$4.0
$3.2
$5.4
$6.5
$3.9
$3.0
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
Cash G&A
Per Unit

Adjusted EBITDA



($MM)
($/Mcfe)
$150
$120
$90
$60
$30
$0
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$82
$74
$85
$115
$119
$111
$112
$141
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
Adj EBITDA
Per Unit

Efficient operations and high margins underpin SilverBow's success

SilverBow Realizes Favorable Pricing

Realized Oil Prices


($/Bbl)
98% of WTI Average Over Last 8 Quarters
(% of WTI)
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$0.00
120%
100%
80%
60%
40%
20%
0%
98%
98%
101%
100%
99%
96%
96%
97%
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
Realized Oil Price
Benchmark Avg
Realized Oil % of WTI

Realized Gas Prices


($/Mcf)
92% of HH Average Over Last 8 Quarters
(% of HH)
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
120%
80%
40%
0%
97%
100%
102%
95%
84%
85%
84%
90%
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
Realized Gas Price
Benchmark Avg
Realized Gas % of HH

Realizations close to benchmarks; recent gas basis impacted by transitory takeaway constraints

Built to Deliver Strong Margins

Corporate Cash Margin


($/Mcfe)
$7.50
$6.00
$4.50
$3.00
$1.50
$0.00
$4.80
$4.99
$5.38
$5.75
$5.70
$5.84
$5.20
$5.84
$3.20
$3.35
$3.34
$3.79
$3.61
$3.46
$3.16
$3.73
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
Production Expenses
Cash G&A
Interest Expense
Hedged Revenue
Corporate Cash Margin

Pre and Post-Hedge Prices


($/Mcfe)
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$6.58
$4.80
$6.38
$4.99
$8.44
$5.38
$8.81
$5.75
$6.85
$5.70
$5.11
$5.84
$4.21
$5.20
$5.30
$5.84
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
Pre-Hedge Price per Mcfe
Post-Hedge Price per Mcfe
Adj. EBITDA per Mcfe

Cost efficiencies and proactive hedging support full-cycle profitability and returns

Note: Production Expenses include LOE, T&P and Production Taxes

Active Hedging Program to Protects Returns

SBOW
LISTED
NYSE

- **Manage commodity price risk through a disciplined risk management program**
  - Maintain a simple hedge portfolio comprised primarily of fixed price swaps and two-way collars
  - Manage potential downside risk to commodity prices while preserving upside optionality
  - Proactively hedging the next 36-months at favorable prices
    - Hedges added during third quarter to fulfill Chesapeake closing requirements

Oil Hedging



(Bbls/d)
($/Bbl)
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
$80.00
$75.00
$70.00
$65.00
$60.00
$55.00
4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
2023 2024 2025 2026
Swaps
Collars
Three-Way Collars
Wt Avg Price (Ceiling)
Wt Avg Price (Floor)

Natural Gas Hedging[1]



(Mcf/d)
($/MMBtu)
240,000
200,000
160,000
120,000
80,000
40,000
0
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
2023 2024 2025 2026
Swaps
Collars
Three-Way Collars
Wt Avg Price (Ceiling)
Wt Avg Price (Floor)

Hedging program includes oil, natural gas, NGLs and natural gas basis contracts

Note: Hedge portfolio as of 10/27/23. Refer to Appendix for additional details
(1) The above analysis assumes 1 Mcf equals 1 MMBtu

Access to Premium Gulf Coast Markets

Commentary

- SilverBow's production is uniquely connected to all major Gulf Coast networks, providing operational flexibility and access to premium markets
- Sales to Mexico export markets are accessed through deliveries to Nueva Era at its Webb Hub and Net Mex and Valley Crossing pipelines in the Agua Dulce area
- Enbridge's Valley Crossing and TC Energy's connecting Sur de Texas pipeline provide access to key demand centers and power generation expansion in Mexico
- Connectivity to existing and planned pipelines serving existing and planned LNG capacity on Gulf Coast and in Mexico

Exposure to premium Gulf Coast markets / pricing

HSC Consistently Trades at Premium to Other Markets


($/MMBtu)
$1.00
$0.00
($1.00)
($2.00)
($3.00)
($4.00)
HSC
Waha
Dom South
TxOK
Jan-22
Feb-22
Mar-22
Apr-22
May-22
Jun-22
Jul-22
Aug-22
Sep-22
Oct-22
Nov-22
Dec-22
Jan-23
Feb-23
Mar-23
Apr-23
May-23
Jun-23
Jul-23
Aug-23
Sep-23

Map | Key Surrounding Takeaway Infrastructure


SilverBow RESOURCES
Key Surrounding Takeaway Infrastructure
KM Houston Central Plant
Houston Ship Channel
Corpus Christi LNG
Freeport LNG
LNG Export
Freer
Webb Hub
Export to Mexico
EFM Agua Dulce Hub
Mexico
NextDecade LNG
Legend
SilverBow Position
KM Houston Central Plant
Gas Export Facilities
Pipeline Operator Name
Kinder Morgan
DCP Midstream
ETC
NextEra EFM
Enterprise
Copano (Kinder Morgan)
T2 Residue (Targa)
Targa
Nueva Era
Net Mexico
Valley Crossing (Enbridge)
Howard Energy

Source: Equity research, Wood Mackenzie, Enverus, Platts

SilverBow's Value Proposition

SBOW LISTED NYSE

Pure Play Eagle Ford E&P

Established operator with deep technical experience and in-basin knowledge

Balanced Commodity Mix

Inventory provides optionality in capital allocation based on prevailing commodity prices

Focus on Costs & Margins

Competitive cost structure with relentless focus on margins and capital efficiency

SilverBow RESOURCES®

Exposure to Premium Markets

Competitive advantage from exposure to premium Gulf Coast pricing

Returns Driven

Maximize return on capital investments through repeat execution and financial discipline

Consistently generating cash flow with high margins and a leading cost profile



Appendix

SBOW
LISTED
NYSE

ESG Embedded Across Our Business

SilverBow's corporate culture demonstrates commitment to our people and the communities in which we operate. We call it the SBOWay!

- ✓ *Released inaugural ESG disclosure report in 2022, aligned with SASB and select GRI governance disclosures*
- ✓ *Released inaugural Sustainability Report in 2Q23, which included expanded ESG disclosures and initiatives*
- ✓ *Continuous emphasis on improving and optimizing acquired assets aligned with SilverBow's high standards*
- ✓ *Recognized as a Top Workplace by the Houston Chronicle!*

TOP WORK PLACES 2020 HOUSTON CHRONICLE
TOP WORK PLACES 2021 HOUSTON CHRONICLE
TOP WORK PLACES 2022 HOUSTON CHRONICLE

SilverBow RESOURCES®

ENVIRONMENT

Responsibly reducing environmental footprint through sustainable operations

- ✓ Identifying methods by which to reduce emissions, especially methane, throughout asset base
- ✓ Implementing various continuous monitoring and process improvements
- ✓ Minimizing water usage by planning design volumes and monitoring the volumes via multiple meter
- ✓ Reviewing flaring efficiencies

SOCIAL

Maintaining a safe and inclusive workplace and community

- ✓ Workforce safety: 2022 TRIR of 0.09
- ✓ Supporting professional and personal development through continuing education, training and wellness programs
- ✓ Investing in local communities through job creation and "SBOW Cares" initiatives, volunteering and charitable donations
- ✓ Commitment to an inclusive work environment with diversity of skill, viewpoints, backgrounds, experience and demographics

GOVERNANCE

Preserving and enhancing governance practices to improve stakeholder value

- ✓ Full Board retains responsibility for ESG oversight
- ✓ Diverse and experienced Board with expansion to 9 directors; 89% independent, 22% gender diverse
- ✓ Annual compliance by all directors, officers and employees
- ✓ Executive compensation tied closely to strategic objectives, shareholder value creation and ESG program

Our approach to ESG aligns with our strategy of delivering long-term shareholder value

Note: SASB = Sustainable Accounting Standards Board; GRI = Global Reporting Initiative; TRIR = Total Recordable Incident Rate

2023 Guidance

SBOW LISTED NYSE

	ACTUAL					GUIDANCE	
	4Q22	FY22	1Q23	2Q23	3Q23	4Q23	FY23
Production Volumes:							
Oil (Bbls/d)	11,119	7,216	11,362	12,491	15,326	16,400 - 17,000	13,900 - 14,100
Gas (MMcf/d)	208	194	200	210	218	210 - 225	209 - 213
NGL (Bbls/d)	6,750	5,342	5,993	7,436	7,928	7,500 - 8,000	7,200 - 7,350
Total Reported Production (MMcfe/d)	**315**	**270**	**304**	**330**	**357**	353 - 375	336 - 342
% Gas	*66%*	*72%*	*66%*	*64%*	*61%*	*60%*	*62%*
Product Pricing:							
Crude Oil NYMEX Differential ($/Bbl)	($0.84)	($3.38)	($3.12)	($3.26)	($2.51)	($2.50) - ($0.50)	NA
Natural Gas NYMEX Differential ($/Mcf)	($1.03)	($0.28)	($0.50)	($0.33)	($0.25)	($0.80) - $0.00	NA
Natural Gas Liquids (% of WTI)	29%	34%	30%	25%	26%	23% - 27%	NA
Costs & Expenses:							
Lease Operating Expenses ($/Mcfe)	$0.65	$0.58	$0.78	$0.67	$0.71	$0.72 - $0.76	$0.70 - $0.74
Transportation and Processing ($/Mcfe)	$0.35	$0.34	$0.42	$0.39	$0.42	$0.38 - $0.42	$0.38 - $0.42
Production Taxes (% of Revenue)	5.8%	5.5%	6.7%	6.9%	6.0%	6.0% - 7.0%	6.0% - 7.0%
Cash G&A ($MM)	$5.4	$16.3	$6.5	$3.9	$3.0	$4.0 - $4.5	$17.4 - $17.9

FY23 capital budget re-affirmed at $400-$425 million; FY23 FCF raised to $20-$40 million

Note: Table represents as-reported figures

Capital Structure & Credit Profile

- **Revolving Credit Facility (due Oct-26)**
  - $775 million borrowing base
  - $498 million outstanding
  - SOFR + 2.75%-3.75%
  - 14 banks led by J.P. Morgan
  - Total Debt / LTM Adjusted EBITDA <3.0x
- **Second Lien Facility (due Dec-26)**
  - $150 million outstanding
  - SOFR + 7.75% with 1% SOFR floor
  - 101 through December 2022 and par thereafter until maturity
  - Net Debt / LTM Adjusted EBITDA <3.25x
- **Common Equity**
  - "SBOW" stock symbol and listed on NYSE
  - 25.4 million shares as of 10/27/23

Capitalization

($MM, except per unit amounts)

Share Price (10/27/23)	$33.53
Shares Outstanding (10/27/23) (MM)	25.4
Equity Market Capitalization	**$852.7**
Plus: Revolving Credit Facility(1)	$498.0
Plus: Second Lien(1)	150.0
Less: Cash and Cash Equivalents(1)	(1.7)
Enterprise Value	**$1,499.0**

Valuation Statistics	*Metric*	*Multiple*
EV / LTM Adjusted EBITDA(2)	$485	3.1x
EV / Proved Reserves ($/Mcfe)(3)	2,122	$0.71
EV / 3Q23 Production ($/Mcfe/d)	357	$4,198

Credit Statistics	*Multiple*
Total Debt / LTM Adjusted EBITDA(2)	1.3x
Total Debt / PDP Reserves ($/Mcfe)(3)	$0.72
PDP PV-10 / Total Debt(3)	2.2x

Straightforward capital structure with improving metrics

Note: Borrowing base amount reflects latest redetermination
(1) Cash and debt balance as of 9/30/23
(2) LTM Adjusted EBITDA includes $2 million of LTM contributions from closed acquisitions
(3) PV-10 based on SilverBow's YE22 audited reserves and NYMEX strip pricing as of 9/30/23

Hedging Summary

SBOW
LISTED
NYSE

	Current Hedge Position												
	4Q 2023 (3 Months)	1Q 2024 (3 Months)	2Q 2024 (3 Months)	3Q 2024 (3 Months)	4Q 2024 (3 Months)	1Q 2025 (3 Months)	2Q 2025 (3 Months)	3Q 2025 (3 Months)	4Q 2025 (3 Months)	1Q 2026 (3 Months)	2Q 2026 (3 Months)	3Q 2026 (3 Months)	4Q 2026 (3 Months)
NYMEX HH GAS													
Swaps													
Gas (MMBtu)	5,727,000	9,506,000	14,780,000	15,180,000	15,180,000	12,150,000	12,285,000	14,720,000	10,280,000	10,580,000	10,465,000	10,580,000	10,120,000
Wt Avg Price	$4.20	$4.03	$3.61	$3.72	$4.05	$4.24	$3.72	$3.84	$4.16	$4.49	$3.56	$3.74	$4.14
Collars													
Gas (MMBtu)	12,445,000	9,661,000	4,643,000	3,878,000	3,865,000	5,130,000	4,914,000	920,000	920,000				
Wt Avg Ceiling	$4.80	$5.83	$4.28	$4.76	$5.34	$5.32	$3.98	$3.99	$4.65				
Wt Avg Floor	$3.87	$3.94	$3.64	$3.77	$4.01	$4.00	$3.25	$3.50	$3.75				
Three-Way Collars													
Gas (MMBtu)	219,200	198,000	188,000										
Wt Avg Ceiling	$2.94	$3.37	$3.37										
Wt Avg Floor	$2.50	$2.50	$2.50										
Wt Avg Subfloor	$2.00	$2.00	$2.00										
NYMEX WTI OIL													
Swaps													
Oil (Bbls)	707,300	819,000	845,550	871,620	854,100	756,000	764,400	772,800	680,800	472,500	455,000	432,400	386,150
Wt Avg Price	$78.53	$78.30	$77.99	$76.81	$76.38	$72.18	$72.05	$71.95	$71.60	$68.94	$68.98	$69.03	$69.09
Collars													
Oil (Bbls)	302,242	319,700	215,000	184,000	184,000	238,500	227,500			90,000	91,000	92,000	
Wt Avg Ceiling	$74.54	$71.74	$73.57	$75.53	$75.35	$74.62	$72.22			$71.50	$71.50	$71.50	
Wt Avg Floor	$65.89	$58.95	$61.08	$63.50	$63.00	$64.00	$60.80			$64.00	$64.00	$64.00	
Three-Way Collars													
Oil (Bbls)	8,970	8,247	7,757										
Wt Avg Ceiling	$63.35	$67.85	$67.85										
Wt Avg Floor	$53.38	$57.50	$57.50										
Wt Avg Subfloor	$43.08	$45.00	$45.00										
NGL													
Swaps													
NGLs (Bbls)	345,000	491,400	491,400	496,800	496,800	270,000	273,000	276,000	276,000				
Wt Avg Price	$32.87	$25.92	$25.92	$25.92	$25.92	$24.17	$24.17	$24.17	$24.17				
Oil Basis													
Swaps													
MEH-WTI (Bbls)	183,000	364,000	364,000	368,000	368,000	360,000	364,000	368,000	368,000				
Wt Avg Price	$0.83	$1.47	$1.47	$1.47	$1.47	$1.75	$1.75	$1.75	$1.75				
Swaps													
CMA Roll (Bbls)	183,000	364,000	364,000	368,000	368,000	360,000	364,000	368,000	368,000				
Wt Avg Price	$2.43	$0.69	$0.69	$0.69	$0.69	$0.43	$0.43	$0.43	$0.43				
Gas Basis													
Swaps													
HH-HSC (MMBtu)	13,800,000	16,380,000	16,380,000	16,560,000	16,560,000	6,300,000	6,370,000	6,440,000	6,440,000				
Wt Avg Price	($0.23)	($0.03)	($0.29)	($0.25)	($0.28)	($0.11)	($0.25)	($0.23)	($0.25)				

Note: Hedge portfolio as of 10/27/23
Note: The above analysis assumes 1 Mcf equals MMBtu

Calculation of Adjusted EBITDA & Free Cash Flow

SBOW LISTED NYSE

($000s, except per unit metrics)	2022		2023		
	4Q	FY	1Q	2Q	3Q
Net Income / (Loss)	**$173,360**	**$340,437**	**$94,492**	**$24,937**	**($4,771)**
Plus:					
DD&A	44,886	133,982	43,998	49,853	53,186
Accretion of ARO	169	534	224	240	254
Interest Expense	15,316	41,948	16,745	18,190	19,811
Loss / (Gain) on Commodity Derivatives, net	(83,932)	73,885	(92,249)	(19,993)	54,639
Realized Gain / Loss on Commodity Dertivatives, net[1]	(33,856)	(212,416)	19,868	29,669	17,806
Income Tax Expense / (Benefit)	1,922	9,600	26,812	7,351	(949)
Non-cash Equity Compensation	1,185	5,086	1,124	1,451	1,467
Adjusted EBITDA	**$119,050**	**$393,056**	**$111,014**	**$111,698**	**$141,443**
Plus:					
Cash Interest Expense & Bank Fees, Net	(14,293)	(44,038)	(16,434)	(16,906)	(18,830)
Capital Expenditures[2]	(102,702)	(327,504)	(108,033)	(117,428)	(104,445)
Current Income Tax (Expense) / Benefit	207	26	(200)	(31)	(91)
Free Cash Flow	**$2,262**	**$21,540**	**($13,653)**	**($22,667)**	**$18,077**
Adjusted EBITDA	**$119,050**	**$393,056**	**$111,014**	**$111,698**	**$141,443**
Plus:					
Pro Forma Contribution From Acquisitions	1,886	118,329	-	-	-
Adjusted EBITDA for Leverage Ratio	**$120,936**	**$511,385**	**$111,014**	**$111,698**	**$141,443**

Note: Table represents as-reported figures

(1) Amounts relate to settled contracts covering the production months during the period

(2) Excludes proceeds/(payments) related to the divestiture/(acquisition) of oil and gas properties and equipment, outside of regular way land and leasing costs

Calculation of Cash General & Administrative Expenses

SBOW LISTED NYSE

($000s, except per unit metrics)	2022		2023		
	4Q	FY	1Q	2Q	3Q
General and administrative, net	**$6,555**	**$21,395**	**$7,664**	**$5,318**	**$4,438**
Less:					
Non-cash Equity Compensation	(1,185)	(5,086)	(1,124)	(1,451)	(1,467)
Cash general and administrative, net	**$5,370**	**$16,309**	**$6,540**	**$3,867**	**$2,971**
General and administrative, net (per Mcfe)	**$0.23**	**$0.22**	**$0.28**	**$0.18**	**$0.14**
Less:					
Non-cash Equity Compensation (per Mcfe)	($0.04)	($0.05)	($0.04)	($0.05)	($0.05)
Cash general and administrative, net (per Mcfe)	**$0.19**	**$0.17**	**$0.24**	**$0.13**	**$0.09**

Note: Table represents as-reported figures

Calculation of Return on Capital Employed ("ROCE")

SBOW LISTED NYSE

($000s, except per unit metrics) (Unaudited)	2022 FY	2021 FY	2020 FY
Net Income / (Loss)	**$340,437**	**$86,759**	**($309,382)**
Plus:			
DD&A	133,982	68,629	64,564
Accretion of ARO	534	306	354
Interest Expense	41,948	29,129	31,228
Write-down of Oil & Gas Properties	-	-	355,948
Derivative (Gain) / Loss	73,885	123,018	(61,304)
Derivative Cash Settlements(1)	(212,416)	(73,256)	39,424
Income Tax Expense / (Benefit)	9,600	6,398	20,911
Non-cash Equity Compensation	5,086	4,645	4,557
Adjusted EBITDA	**$393,056**	**$245,628**	**$146,300**
Less: DD&A	(133,982)	(68,629)	(64,564)
Adjusted EBIT (A)	**$259,074**	**$176,999**	**$81,736**
Total Debt	$377,000	$430,000	$479,000
Shareholder's Equity(2)	292,532	446,981	395,707
Capital Employed - Beginning of Year	**$669,532**	**$876,981**	**$874,707**
Total Debt	$692,000	$377,000	$430,000
Shareholders' Equity(2)	791,579	292,532	446,981
Capital Employed - Year End	**$1,483,579**	**$669,532**	**$876,981**
Average Capital Employed (B)(3)	**$1,076,556**	**$773,257**	**$875,844**
Return on Capital Employed (ROCE) (A / B)	**24%**	**23%**	**9%**

Note: Capital Employed - Beginning of Year represents prior year's balance sheet
(1) Includes accruals for settled contracts covering commodity deliveries during the period where the actual cash settlements occur outside of the period
(2) 2020 shareholders' equity excludes write-down of oil and gas properties
(3) B = Average of Beginning of Year and Year-End Capital Employed

SBOWay

Corporate Information

CORPORATE HEADQUARTERS

SilverBow Resources, Inc.
920 Memorial City Way, Suite 850
Houston, Texas 77024
(281) 874-2700 or (888) 991-SBOW
www.sbow.com

CONTACT INFORMATION

Jeff Magids
Vice President of Finance & Investor Relations
(281) 423-0314
IR@sbow.com

Chris Denison
Finance Associate
(281) 423-0304
IR@sbow.com

SilverBow RESOURCES®